EXECUTION COPY

                      AMENDED AND RESTATED CREDIT AGREEMENT


     AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 6, 2002 amending and restating the Credit Agreement dated as of September 7, 2001 (as in effect prior to such amendment and restatement, the "Credit Agreement") among THE DUN & BRADSTREET CORPORATION (the "Company"), the BORROWING SUBSIDIARIES party thereto (the "Borrowing Subsidiaries" and together with the Company, the "Borrowers"), the LENDERS party thereto (the "Lenders"), JPMORGAN CHASE BANK (as successor to The Chase Manhattan Bank), as Administrative Agent (the "Administrative Agent"), CITIBANK, N.A. and BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as Co-Syndication Agents, and THE BANK OF NEW YORK and THE NORTHERN TRUST COMPANY, as Co-Documentation Agents.

                                       W I T N E S S E T H :

     WHEREAS, the parties hereto desire to amend the Credit Agreement to (i) extend the Revolver Termination Date from the date that is 364 days after the effective date of the Credit Agreement to the date that is 364 days after the Amendment Effective Date (as hereinafter defined), (ii) reduce the aggregate amount of the credit facility, (iii) change the pricing applicable to Eurodollar Revolving Loans and facility fees, (iv) make any necessary conforming changes with respect to the amendments set forth in clauses (i) through (iii) above and
(v) amend the Commitments of each Lender, all as set forth herein;

     WHEREAS, the parties hereto wish to amend the Credit Agreement as set forth herein and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after the Amendment Effective Date (as defined below), refer to the Credit Agreement as amended and restated hereby.

     SECTION 2.  Definitions.  (a) The definition of  "Administrative  Agent" in
Section 1.01 of the Credit Agreement is amended by changing the words "The Chase Manhattan Bank" to "JPMorgan Chase Bank".

         (b) The definition of "Applicable Rate" in Section 1.01 of the Credit Agreement is amended to read in full as follows:

                  "Applicable Rate" means, for any day, (x) with respect to any Eurodollar Revolving Loan, a rate per annum equal to the Applicable Margin determined in accordance with the Pricing Grid, and (y) with respect to the facility fees payable pursuant to Section 2.11, a rate per annum equal to the Facility Fee determined in accordance with the Pricing Grid.

         (c) The definition of "Commitment" in Section 1.01 of the Credit Agreement is amended by changing the last sentence of the definition to read in full as follows:

         "The aggregate amount of the Commitments as of the Amendment Effective Date is $100,000,000."

         (d) The definition of "Disclosed Matters" in Section 1.01 of the Credit Agreement is amended by replacing the reference therein to "footnote 9" with "footnote 7" and by replacing the reference therein to "2001" with "2002".

         (e) The definition of "Existing Credit Agreement" in Section 1.01 of the Credit Agreement is amended by replacing the reference therein to "September 11, 2000" with "September 7, 2001" and by replacing the reference therein to "Effective Date" with "Amendment Effective Date".

         (f) The definition of "Information Memorandum" in Section 1.01 of the Credit Agreement is amended by replacing the reference therein to "2001" with "2002".

         (g) The definition of "LIBO Rate" in Section 1.01 of the Credit Agreement is amended by replacing the reference therein to "Dow Jones Markets Service" with "Telerate Service".

         (h) The definition of "Prime Rate" in Section 1.01 of the Credit Agreement is amended by replacing the reference therein to "The Chase Manhattan Bank" with "JPMorgan Chase Bank".

         (i) The definition of "Revolver Termination Date" in Section 1.01 of the Credit Agreement is amended to read in full as follows:

     "Revolver Termination Date" means September 5, 2003 or, if such day is not a Business Day, the next preceding Business Day.

         (j) The definitions in Section 1.01 of the Credit Agreement are further amended by adding the following definitions in the appropriate alphabetical order:

         "Amendment Effective Date" means September 6, 2002.


         "Pricing Grid" means the Schedule attached hereto identified as such.

     SECTION 3. Provision for Increase of Commitments. Section 2.08(d) of the Credit Agreement is amended by replacing the reference therein to "$87,500,000" with "$50,000,000".

     SECTION 4. Representation regarding Financial Condition and No Material Adverse Change. (a) Sections 3.04(a) and (b) of the Credit Agreement are amended by replacing each reference therein to (i) "2000" with "2001" and (ii) "2001" with "2002".

     SECTION 5. Changes in Commitments. With effect from and including the Amendment Effective Date (as defined in Section 11 below), (i) each Person listed on the signature pages hereof which is not a party to the Credit Agreement (each, a "New Lender") shall become a Lender party to the Credit Agreement and (ii) the Commitment of each Lender shall be the amount set forth opposite the name of such Lender on the signature pages hereof. On the Amendment Effective Date, any Lender whose Commitment is changed to zero (each, an "Exiting Lender") shall cease to be a Lender party to the Credit Agreement, and all accrued fees and other amounts payable under the Credit Agreement for the account of each Exiting Lender shall be due and payable on such date; provided that the provisions of Sections 2.14, 2.16 and 10.03 of the Credit Agreement shall continue to inure to the benefit of each Exiting Lender after the Amendment Effective Date.

     SECTION 6. Pricing Grid. The Credit Agreement is amended by adding as a new Schedule the Schedule attached hereto identified as such.

     SECTION 7. Amendment to Schedules to the Credit Agreement. Schedule 3.12 of the Credit Agreement is amended by replacing it with the Schedule attached hereto identified as such.

     SECTION 8. Representations of Borrower. Each Borrower represents and warrants that (i) the representations and warranties of such Borrower set forth in Article 3 of the Credit Agreement, after giving effect to this Amendment and Restatement, are true and correct as though made on and as of the Amendment Effective Date and (ii) no Default has occurred and is continuing on such date.

     SECTION 9. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 10. Counterparts. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 11. Effectiveness. This Amendment and Restatement shall become effective as of the date hereof when the following conditions are met (the "Amendment Effective Date"):

                  (a) the Administrative Agent shall have received from each of the Borrowers and the Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

                  (b) the Administrative Agent shall have received an opinion of David J. Lewinter, Senior Vice President, General Counsel and Secretary for the Company, dated the Amendment Effective Date substantially in the form of Exhibit A hereto; and

                  (c) all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Company hereunder.

     SECTION 12. Confirmation of Agreement. Except as amended hereby, all of the terms of the Credit Agreement shall remain in full force and effect and are hereby confirmed in all respects.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed as of the date first above written.

                                     THE DUN & BRADSTREET CORPORATION


                                     By: /s/ R.E. Parker
                                     -------------------------------------------
                                     Title: Vice President - Treasury
                                     and Investor Relations

Commitment

$15,000,000.00                              JPMORGAN CHASE BANK,
                                            individually, as Lead Arranger
                                            and as Administrative Agent


                                            By: /s/ Peter B. Thauer
                                                --------------------------------
                                            Title: Vice President

$13,000,000.00                              CITIBANK, N.A., individually and as
                                            Co-Syndication Agent



                                            By: /s/ Hugo Arias
                                            ------------------------------------
                                            Title: Vice President

$13,000,000.00                           BANK OF TOKYO-MITSUBISHI TRUST COMPANY,
                                         individually and as
                                         Co- Syndication Agent


                                                By: /s/ Paresh R. Shah
                                                --------------------------------
                                                Title: Vice President

$13,000,000.00                              THE BANK OF NEW YORK, individually
                                            and as Co-Documentation Agent


                                                By: /s/ Randolph E.J. Medrano
                                                --------------------------------
                                                Title: Vice President

$13,000,000.00                              THE NORTHERN TRUST COMPANY,
                                            individually and as
                                            Co-Documentation Agent


                                                By: /s/ Eric Strickland
                                                -------------------------------
                                                Title: Vice President

$11,000,000.00                              BMO NESBITT BURNS FINANCING INC.,
                                            individually and as Co-Agent


                                                By: /s/ Brian L. Banke
                                                --------------------------------
                                                Title: Vice President

$11,000,000.00                              SUNTRUST BANK,
                                            individually and as Co-Agent


                                                By: /s/ Todd Sheets
                                                -------------------------------
                                                Title: AVP

$11,000,000.00                              BARCLAYS BANK PLC,
                                            individually and as Co-Agent


                                            By: /s/ Nicholas A. Bell
                                            -----------------------------------
                                            Title: Director, Loan Transaction
                                                   Management

                                  PRICING GRID


     The "Applicable Margin" and the "Facility Fee" for the Borrowers at any date are the respective rates set forth below in the applicable column and row based upon the Status of the Company that exists on such date, provided, that for any day on and after the Revolver Termination Date, the Applicable Margin shall be the sum of 25 basis points plus the rate so determined.

Status                                          Level I           Level II          Level III
------------------------------------------ ------------------ ----------------- ------------------
Applicable Margin (bps)                          15.5               17.0              21.0
------------------------------------------ ------------------ ----------------- ------------------
Facility Fee (bps)                                7.0               8.0                9.0
------------------------------------------ ------------------ ----------------- ------------------

             For purposes of this Pricing Grid, the following terms have the following meanings:

             "Fitch" means the ratings service of Fitch, Inc.

             "Level I Status" exists at any date if, at such date, the Company has commercial paper ratings, without third party credit enhancement, of both (i) A-1 or higher by S&P and (ii) F-1 or higher by Fitch.

             "Level II Status" exists at any date if, at such date, the Company has commercial paper ratings, without third party credit enhancement, of either, but not both (i) A-1 by S&P or (ii) F-1 by Fitch.

             "Level III Status" exists at any date if, at such date, no other Status exists.

             "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

             "Status" refers to the determination of which of Level I Status, Level II Status or Level III Status exists at any date.